SS&C Technologies (NASDAQ:SSNC) Q2 2022 Earnings Results

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Q2 2022 total company revenue growth was 7.7% on a constant currency basis. Q2 2022 organic growth was 2.2%, with continued strong performance from our Alternatives, Intralinks, and Advent business units. Q2 2022 financial services organic growth, excluding the healthcare business, was 4.4%, which represents 94% of our revenues. SS&C generated net cash from operating activities of $264.0 million for the three months ended June 30, 2022. Paid down 234.7 million in debt in Q2 2022. SS&C reported adjusted consolidated EBITDA attributable to SS&C of $470.8 million for Q2 2022. Completed the acquisitions of MineralWare and O'Shares. SS&C has been proactive to address the needs of our employees in response to high global inflation. This includes an additional merit increase in Q2 2022, discretionary bonuses being awarded three times annually, and restricted stock units added to our equity awards program. Q2 2022 Highlights

Advancing toward our Goals Pricing Pricing review, automatic escalators incorporated into more contracts In-process conversations with customers about required pricing changes in this inflationary environment Accelerate product launches and sales efforts supporting new products and services including Private Cloud, Data Management, Real Time Tax, Retail Alternative Management Augment internal sales function to drive sales of new products to existing customers Reduce Real Estate Footprint 650,000 sq. foot reduction by year end 2022 Additional 225,000 sq. feet marketed for sublease Office consolidations in New York, London, Boston, Kansas City, and Toronto Further reductions planned Drive productivity and automation using Blue Prism technologies Regulatory services Fund services reconciliation processes and investor services Replacing 3rd party RPA solution within GIDS Reduction in force within Blue Prism and Healthcare business units effective July 2022 Further cost controls planned on discretionary spending Revenue Initiatives Cost Controls Operating in a weaker economic backdrop, SS&C is committed to driving revenue growth and exiting 2022 with margins consistent with historical averages.

An additional merit increase within a 12-month period given in April 2022 Discretionary bonus awarded three times a year, changed from a singular annual bonus period, more periodic opportunities to reward & recognize our employees efforts. New equity offering – restricted stock units were added to SS&C equity offering for recognizing, retaining and attracting talent. Global 24/7 employee assistance program through Lifeworks. Voluntary vaccination drive for our employees in India to offer convenient access to the Covid-19 vaccine with no cost to the employee. Hybrid work from home model to support work-life balance, SS&C employee can now choose to come into any office location per their convenience 4-6 days a month. Health and wellness support such as mindfulness and online exercise classes. HR Initiatives In response to high global inflation, increased stress and the Covid 19 pandemic, SS&C is committed to the ongoing support of our global employees. Over the past year SS&C has invested in the following initiatives to address these needs and continues to evaluate what more we can do for our key assets – our employees:

Q2 2022 financial highlights Metric Q2 2022 Q2 2021 $ +/- % +/- Adjusted Revenues ($M) $1,330.0 $1,261.0 $69.0 5.5% Adjusted Operating Income attributable to SS&C ($M) $455.3 $495.8 ($40.5) (8.2%) Adjusted Consolidated EBITDA attributable to SS&C ($M) $470.8 $511.1 ($40.3) (7.9%) Adjusted Consolidated EBITDA margin attributable to SS&C 35.4% 40.5% (510 bps) - Adjusted Diluted Earnings Per Share attributable to SS&C $1.10 $1.24 ($0.14) (11.3%) Operating Cash Flow for the six months ended June 30th ($M) $447.5 $562.3 ($114.8) (20.4%) Note: See appendix for reconciliation of non-GAAP financial measures

Operating cash flow was $446.5 M for the six months ended June 30, 2022 Debt Net leverage ratio is 3.45x, secured net leverage ratio is 2.48x LTM consolidated EBITDA attributable to SS&C of $2,045.6 M Paid down $234.7 million in debt in Q2 2022. We are committed to reducing our debt in a rising interest rate environment Shareholder Returns Paid $102.4 million in common stock dividends for the first six months ended June 30, 2022 Restricted from stock buybacks in Q2 2022 due to active M&A discussions. Restrictions will be lifted following our standard quarterly blackout period. Acquisitions Completed the MineralWare and O’Shares acquisitions Debt review and capital allocation

Consistent Leverage Reduction Our covenant requirement is 6.25x net secured leverage as per our debt agreement Plan to reduce leverage to 3.0x

Organic Growth Calculations 2022 Q1 2022 Q2 2022 Total Adjusted Revenues ($M) 1,296.2 1,330.0 Fx ($M) 8.7 24.0 Acquisitions ($M) (17.4) (65.6) Organic Revenues ($M) 1,287.5 1,288.4 Adjustments ($M) 0.9 0.2 Adjusted Organic Revenues ($M) 1,288.4 1,288.6 Organic Revenue Growth Rate (%) 4.3% 2.2%

Adjusted Organic Growth by Business Business 2021 Revenue Base Q1 2022 Growth Q2 2022 Growth Alternatives $1.1 B 10.7% 8.8% Private markets grew 15% Advent $540 M 10.4% 8.2% DST Financial Services $1.8 B 0.9% (3.5%) I&IM $280 M (1.9%) 4.9% Gaining traction with Aloha and Singularity Healthcare $370 M (15.5%) (24.3%) Healthcare business impacted by expected client losses Eze/Financial Markets $310 M 3.7% 20.3% Eze/Financial Markets growth was 7% excluding one-time partnership revenue Intralinks $420 M 17.2% 14.2% Q2 2022 Organic Growth excluding Healthcare was 4.4%

Adjusted revenue and margins Adjusted revenue ($M) Adjusted consolidated EBITDA margin (%) Note: See appendix for reconciliation of non-GAAP financial measures

Quarterly retention rate is based on a rolling prior twelve months. Yearly retention is the average of four quarters. Acquisitions are not included in retention rate calculation until one year post-acquisition. Revenue retention rates

Adjusted net income and adjusted diluted EPS attributable to SS&C Adjusted net income attributable to SS&C ($M) Adjusted diluted EPS attributable to SS&C Note: See appendix for reconciliation of non-GAAP financial measures

Alternative Assets under Administration ($B)

Guidance SS&C does not provide reconciliations of guidance for Adjusted Revenues and Adjusted Net Income to comparable GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. SS&C is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include acquisition transactions and integration, foreign exchange rate changes, as well as other non-cash and other adjustments as defined under the Company’s Credit agreement, that are difficult to predict in advance in order to include in a GAAP estimate. The unavailable information could have a significant impact on Q3 2022 and FY 2022 GAAP financial results. Q3 2022 FY 2022 Adjusted Revenues ($M) $1,324.0– $1,364.0 $5,320.0 – $5,406.0 Organic growth Midpoint (%) 2.7% 3.2% Adjusted Net Income attributable to SS&C ($M) $302.0 – $318.0 $1,256.0 – $1,297.0 Adjusted Diluted Earnings Per Share attributable to SS&C $1.15 – $1.21 $4.76 – $4.90 Cash from Operating Activities ($M) – $1,180.0 – $1,220.0 Capital Expenditures (% of revenue) – 3.2% – 3.6% Diluted Shares (M) 263.2 – 262.7 264.6 – 263.6 Effective Income Tax Rate (%) 26% 26%

Appendix Disclosures relating to non-GAAP financial measures

Reconciliation of revenues to adjusted revenues Adjusted revenues represents revenues adjusted to include a) amounts that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition and b) amounts that would have been recognized if not for adjustments to deferred revenue and retained earnings related to the adoption of ASC 606. Adjusted revenues is presented because we use this measure to evaluate performance of our business against prior periods and believe it is a useful indicator of the underlying performance of our business. Adjusted revenues is not a recognized term under generally accepted accounting principles (“GAAP”). Adjusted revenues does not represent revenues, as that term is defined under GAAP, and should not be considered as an alternative to revenues as an indicator of our operating performance. Adjusted revenues as presented herein is not necessarily comparable to similarly titled measures presented by other companies. Below is a reconciliation of adjusted revenues to revenues, the GAAP measure we believe to be most directly comparable to adjusted revenues. The following is a breakdown of software-enabled services and license, maintenance and related revenues and adjusted software-enabled services and license, maintenance and related revenues.

Reconciliation of operating income to adjusted operating income Adjusted operating income represents operating income adjusted for amortization of intangible assets, stock-based compensation, purchase accounting adjustments for deferred revenue and related costs, ASC 606 adoption impact and other expenses. Adjusted operating income is presented because we use this measure to evaluate performance of our business and believe it is a useful indicator of our underlying performance. Adjusted operating income is not a recognized term under GAAP. Adjusted operating income does not represent operating income, as that term is defined under GAAP, and should not be considered as an alternative to operating income as an indicator of our operating performance. Adjusted operating income as presented herein is not necessarily comparable to similarly titled measures by other companies. The following is a reconciliation between adjusted operating income and operating income, the GAAP measure we believe to be most directly comparable to adjusted operating income. Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition, (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to decrease depreciation expense by the amount that would not have been recognized if property, plant and equipment were not adjusted to fair value at the date of acquisition. Other includes expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. These include expenses and income related to foreign currency transactions, facilities and workforce restructuring, legal settlements and business acquisitions. On July 15, 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted operating income attributable to noncontrolling interest represents adjusted operating income based on the ownership interest retained by the respective noncontrolling parties.

Reconciliation of net income to EBITDA, consolidated EBITDA and adjusted consolidated EBITDA EBITDA represents net income before interest expense, income taxes, depreciation and amortization. Consolidated EBITDA, defined under our Credit Agreement entered into in April 2018, as amended, is used in calculating covenant compliance, and is EBITDA adjusted for certain items. Consolidated EBITDA is calculated by subtracting from or adding to EBITDA items of income or expense described below. Adjusted Consolidated EBITDA is calculated by subtracting acquired EBITDA (as defined below) from Consolidated EBITDA. EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA are presented because we use these measures to evaluate performance of our business and believe them to be useful indicators of an entity’s debt capacity and its ability to service debt. EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA are not recognized terms under GAAP and should not be considered in isolation or as alternatives to operating income, net income or cash flows from operating activities as indicators of our operating performance. These measures are not necessarily comparable to similarly titled measures by other companies. The following is a reconciliation of EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA to net income.

Reconciliation of net income to EBITDA, consolidated EBITDA and adjusted consolidated EBITDA Acquired EBITDA reflects the EBITDA impact of significant businesses that were acquired during the period as if the acquisition occurred at the beginning of the period, as well as cost savings enacted in connection with acquisitions. Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisitions (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to increase or decrease rent expense by the amount that would have been recognized if lease obligations were not adjusted to fair value at the date of acquisitions. Other includes expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. These include expenses and income related to foreign currency transactions, investment gains and losses, facilities and workforce restructuring, legal settlements, business combinations and other items. On July 15, 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted Consolidated EBITDA attributable to noncontrolling interest represents adjusted Consolidated EBITDA based on the ownership interest retained by the respective noncontrolling parties.

Reconciliation of net income to adjusted net income attributable to SS&C and diluted earnings per share to adjusted diluted earnings per share attributable to SS&C Adjusted net income and adjusted diluted earnings per share attributable to SS&C represent net income and earnings per share attributable to SS&C before amortization of intangible assets and deferred financing costs, stock-based compensation, purchase accounting adjustments and other items. We consider adjusted net income and adjusted diluted earnings per share attributable to SS&C to be important to management and investors because they represent our operational performance exclusive of the effects of amortization of intangible assets and deferred financing costs, stock-based compensation, purchase accounting adjustments, loss on extinguishment of debt and other items, that are not operational in nature or comparable to those of our competitors. Adjusted net income and adjusted diluted earnings per share are not recognized terms under GAAP. Adjusted net income and adjusted diluted earnings per share do not represent net income or diluted earnings per share, as those terms are defined under GAAP, and should not be considered as alternatives to net income or diluted earnings per share as indicators of our operating performance. Adjusted net income and adjusted diluted earnings per share attributable to SS&C as presented herein are not necessarily comparable to similarly titled measures presented by other companies. Below is a reconciliation of adjusted net income and adjusted diluted earnings per share attributable to SS&C to net income and diluted earnings per share attributable to SS&C, the GAAP measures we believe to be most directly comparable to adjusted net income and adjusted diluted earnings per share.

Reconciliation of net income to adjusted net income and diluted earnings per share to adjusted diluted earnings per share Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition, (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to decrease depreciation expense by the amount that would not have been recognized if property, plant and equipment were not adjusted to fair value at the date of acquisition. Other includes expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. These include expenses and income related to foreign currency transactions, investment gains and losses, facilities and workforce restructuring, legal settlements, business acquisitions and other items. An estimated normalized effective tax rate of approximately 26% for the three and six months ended June 30, 2022 and 2021, respectively, has been used to adjust the provision for income taxes for the purpose of computing adjusted net income. On July 15, 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted net income attributable to noncontrolling interest represents adjusted net income based on the ownership interest retained by the respective noncontrolling parties.